[PIONEER LOGO]









                         PIONEER GOLD SHARES

                         ANNUAL REPORT 10/31/96

          TABLE OF CONTENTS
          ---------------------------------------------------------

          Letter From The Chairman                              1

          Portfolio Summary                                     2

          Performance Update                                    3

          Portfolio Management Discussion                       6

          Schedule Of Investments                               9

          Financial Statements                                 11

          Notes To Financial Statements                        17

          Report Of Independent Public Accountants             23

          Trustees' Fees And Share Ownership                   24

          Trustees, Officers and Service Providers             25

          Programs and Services for Pioneer Shareowners        26

          The Pioneer Family of Mutual Funds                   29

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
-
LETTER FROM THE CHAIRMAN 10/31/96
--------------------------------------------------------------------------------
-

Dear Shareowner,
--------------------------------------------------------------------------------
-
It is with pleasure that I introduce this report for Pioneer Gold Shares, covering its fiscal year ended October 31, 1996. We wish to welcome the Fund's new shareowners, particularly those who joined through Class C Shares, introduced on January 31.

It was an active year for gold and gold-related stocks, reflecting the type of fast-paced change inherent to this sector. As we have seen increasingly in recent years, perceptions of supply and demand drove this market as inflation around the globe, by and large, holds at low levels. The price of bullion rose above $400 for the first time in six years, and a rally in gold stocks accompanied the run-up, providing investors with tantalizing returns. By the end of the fiscal year, however, the price of bullion had subsided to $378.05, and gold-related stocks had settled at lower trading levels. Your Fund continued to focus on established mining operations, rather than exploration companies.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion, where your Fund's portfolio manager offers insights into market conditions, portfolio strategy and results. I urge you to read on to learn more about your Fund.

Please contact your investment representative, or Pioneer at 1-800-225-6292, if you have questions about your investment in Pioneer Gold Shares. Thank you for your support.


Respectfully,

/S/ JOHN F. COGAN, JR.

John F. Cogan, Jr.,
Chairman and President

PIONEER GOLD SHARES
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-
PORTFOLIO SUMMARY 10/31/96
--------------------------------------------------------------------------------
-

 PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
-
 (As a percentage of total investment portfolio)

[Pie chart depicting the following:]

     International Common Stocks                                   41%
     U.S. Common Stocks                                            35%
     Depositary Receipts for International Stocks                  12%
     Short-Term Cash Equivalents                                   12%

 GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
-
 (As a percentage of equity holdings)

[A bar chart depicting the following:]

     United States                                                 40%
     Canada                                                        35%
     Australia                                                     11%
     South Africa                                                  10%
     Ghana                                                          2%
     Great Britain                                                  2%

10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
-
 (As a percentage of equity holdings)

1.   Battle Mountain Gold Co.                                    7.60%
2.   Getchell Gold Corp.                                          6.74
3.   Placer Dome, Inc.                                            5.40
4.   Barrick Gold Corp.                                           5.37
5.   Santa Fe Pacific Gold Corp.                                  5.34
6.   Cambior, Inc.                                                5.12
7.   Newmont Mining Corp.                                         5.08
8.   TVX Gold Inc.                                                4.69
9.   Homestake Mining Co.                                         4.47
10.  Normandy Mining Ltd.                                         4.06

Fund holdings will vary for other periods.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/96                                       CLASS A SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/96       10/31/95
                              $7.81          $6.80

DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM     LONG-TERM
(10/31/95 - 10/31/96)         DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                                 -                -             -


INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 1996)
                                   NET ASSET             PUBLIC OFFERING
PERIOD                               VALUE                    PRICE*
Life of Fund (7/25/90)                2.77%                   1.81%
5 Years                               7.92                    6.64
1 Year                               14.85                    8.32


                       [Growth of $10,000 Mountain Chart]

                       Date             Pioneer Gold     Standard & Poor's
                                          Shares*           500 Index
                     7/25/90               9,425              10,000
                    10/31/90               7,614               8,597
                     4/30/91               7,329              10,794
                    10/31/91               7,643              11,477
                     4/30/92               6,691              12,311
                    10/31/92               7,207              12,616
                     4/30/93               9,170              13,446
                    10/31/93              10,660              14,494
                     4/30/94              10,588              14,162
                    10/31/94              11,376              15,055
                     4/30/95              10,688              16,628
                    10/31/95               9,743              19,023
                     4/30/96              12,680              21,639
                    10/31/96              11,190              23,593

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

     The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/96                                       CLASS B SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/96       10/31/95
                              $7.65          $6.73

DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM     LONG-TERM
(10/31/95 - 10/31/96)         DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                                 -                -             -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
-
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 1996)
                                   NET ASSET             PUBLIC OFFERING
PERIOD                               VALUE                    PRICE*
Life of Fund (4/4/94)               -0.90%                   -2.06%
1 Year                              13.67                     9.67


                     [Growth of $10,000 Mountain Chart]

                                      Pioneer Gold      Standard & Poor's
                       Date              Shares*            500 Index
                      4/4/94              10,000              10,000
                     4/30/94               9,438              10,273
                     5/31/94               9,860              10,401
                     6/30/94               9,425              10,200
                     7/31/94               9,413              10,521
                     8/31/94               9,962              10,916
                     9/30/94              10,868              10,698
                    10/31/94              10,077              10,921
                    11/30/94               8,953              10,490
                    12/31/94               9,157              10,696
                     1/31/95               8,059              10,956
                     2/28/95               8,352              11,351
                     3/31/95               9,400              11,734
                     4/30/95               9,464              12,062
                     5/31/95               9,438              12,501
                     6/30/95               9,464              12,851
                     7/31/95               9,719              13,259
                     8/31/95               9,745              13,255
                     9/30/95               9,770              13,869
                    10/31/95               8,595              13,800
                    11/30/95               9,272              14,366
                    12/31/95               9,336              14,701
                     1/31/96              11,111              15,181
                     2/29/96              11,277              15,286
                     3/31/96              11,149              15,489
                     4/30/96              11,124              15,697
                     5/31/96              11,635              16,056
                     6/30/96              10,077              16,183
                     7/31/96               9,974              15,443
                     8/31/96              10,370              15,733
                     9/30/96               9,745              16,680
                    10/31/96               9,477              17,115


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/96                                       CLASS C SHARES
--------------------------------------------------------------------------------
SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/96       10/31/95
                               $7.65          $8.70

DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM     LONG-TERM
(1/31/96 - 10/31/96)          DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                                 -                -             -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
-
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 1996)
                                   NET ASSET             PUBLIC OFFERING
PERIOD                               VALUE                    PRICE*
Life of Fund (1/31/96)              -12.07%                  -12.95%



                     [Growth of $10,000 Mountain Chart]

                                      Pioneer Gold      Standard & Poor's
                       Date              Shares*            500 Index
                     1/31/96              10,000              10,000
                     2/29/96              10,138              10,069
                     3/31/96              10,034              10,203
                     4/30/96              10,000              10,340
                     5/31/96              10,460              10,577
                     6/30/96               9,069              10,660
                     7/31/96               8,966              10,172
                     8/31/96               9,322              10,364
                     9/30/96               8,770              10,987
                    10/31/96               8,705              11,274

* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

     The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GOLD SHARES
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PORTFOLIO MANAGEMENT DISCUSSION 10/31/96
--------------------------------------------------------------------------------

DEAR SHAREOWNER,
--------------------------------------------------------------------------------

We are pleased to report that Pioneer Gold Shares concluded its seventh year of operations with a solid finish. The first half of the year witnessed a spectacular rally in the price of gold and gold-related stocks. While the second half of the year saw prices retreating somewhat, by fiscal year end, the price of gold was still higher than a year ago.


SIGNIFICANT MOVEMENT IN GOLD PRICES

Pioneer Gold Shares began fiscal 1996 with gold prices trading between $382 and $396 an ounce. After being flat for most of 1995, increasing demand, particularly in China, India and other parts of Asia, helped drive the price of gold higher in the early months of fiscal 1996.

Gold prices were also pushed up when the world's central banks slowed their selling, further tightening supply. Once gold prices climb, forward selling typically snuffs out a rally. However, in early 1996, central banks increased the lease rates on loans for trading in gold, pushing them high enough to diminish the profitability of selling forward. Without a forward-driven sell-off, gold prices broke above $400 for the first time in six years, hitting a high of $415.50 on February 2. Then investors began selling, and prices drifted downward. For the remainder of the fiscal year, gold prices fluctuated mainly between $400 and $380.

GOLD PRICES BIGGEST DRIVER OF PERFORMANCE

 Since gold stocks are generally driven by changes in gold prices, the rally had a positive impact on companies engaged in gold exploration, mining, processing or dealing. Your Fund maintained its focus on proven, established companies, avoiding the smaller, higher-risk companies in the early stages of exploration and development. Getchell Gold, the Fund's second-largest holding, rose sharply, benefiting from strong production

PIONEER GOLD SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 and expansion of reserves. Three other cornerstones of your Fund - Barrick Gold, Newmont Mining and Santa Fe Pacific Gold - are growing reserves or production faster than the industry average. Between them, these world-class companies have projects in Canada, Chile, Nevada and Peru. The stock price of Cambior recovered after a dam failed at one of its mines. While the mine was out of commission for several months, we recognized the event as a temporary setback and held the position in anticipation of the stock's eventual rebound.

Battle Mountain Gold's successful takeover of Hemlo Gold Mines in July was one of the more significant news events of the year. Your Fund has a sizable stake in both companies, with the two holdings comprising 9% of equity holdings at the time of the announcement. As with any merger viewed favorably by investors, the stock prices of both companies rose in anticipation of what the corporate marriage would mean for their future. Hemlo had properties in Canada and a strong balance sheet with healthy cash flows. Battle Mountain is likely to employ this new source of revenue to further expand reserves. As of October 31, 1996, the resulting company comprised 7.6% of equity holdings.

As the year progressed, South African stocks underperformed their North American counterparts, discussed above. After coming on strong early in the year, investors shied away in the face of potential political instability and labor, wage and productivity issues. Historically, South African holdings have proven to be more volatile, rising higher or falling lower than other gold stocks relative to a change in the price of bullion. The Fund's weighting in South African stocks, which had climbed as high as 13% of the portfolio by mid-year, was scaled back to 9% by October 31, 1996.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/96                           (continued)
--------------------------------------------------------------------------------


LOOKING AHEAD

As we enter fiscal 1997, there are reasons for cautious optimism about gold and gold-related investments. First, many of the concerns that hindered South African holdings are already showing signs of easing, and we expect our patience with this group will be rewarded. Secondly, while the short-term movement in gold prices is extremely unpredictable, supply and demand suggest that gold prices will likely fluctuate between $375 to $405 for the foreseeable future. Lastly, new discoveries of gold sources around the globe should help drive up stock prices of companies involved in mining. With such a backdrop, we remain committed to investing in sound companies with the potential to grow in value, regardless of the gold price environment. Although there are special risks whenever you invest in a narrow or specialized segment of the investment universe, we continue to believe that there can also be special rewards.

Respectfully,


/S/ DAVID D. TRIPPLE


David D. Tripple,
Portfolio Manager

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/96
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
           COMMON STOCKS - 87.6%
           PRECIOUS METALS - 87.6%
           AUSTRALIA - 9.3%
  242,200  Newcrest Mining Ltd.                                    $     836,82
1,105,832  Normandy Mining Ltd.                                       1,507,276
  109,500  Plutonic Resources Ltd.                                      520,643
  165,000  Sons of Gwalia NL                                          1,065,655
                                                                   ------------
                                                                   $  3,930,401
                                                                   ------------
           CANADA - 30.3%
   48,000  Agnico-Eagle Mines Ltd.                                 $     672,00
   76,242  Barrick Gold Corp.                                         1,991,822
  136,700  Cambior, Inc.                                               1,898,98
   38,400  Euro-Nevada Mining Corp.                                    1,133,96
   20,900  Franco Nevada Mining Corp., Ltd.                              896,16
   40,000  Kinross Gold Corp. *                                         287,842
83,500Placer Dome, Inc.                                                2,004,00
   42,400  Prime Resources Group, Inc.                                   311,43
   29,300  Teck Corp. (Class B)                                          617,24
  231,900  TVX Gold Inc.*                                              1,739,25
   63,900  Wharf Resources Ltd.                                          423,33
  177,400  Viceroy Resources Corp.*                                     866,495
                                                                   ------------
                                                                   $ 12,842,533
                                                                   ------------
           GHANA - 2.1%
   55,000  Ashanti Goldfields Co., Ltd. (G.D.R.)                   $    900,625
                                                                   ------------
           GREAT BRITAIN - 1.4%
   60,383  Johnson Matthey Plc                                     $    600,488
                                                                   ------------
           SOUTH AFRICA - 9.2%
   81,900  Driefontein Consolidated Ltd. (A.D.R.)                  $   1,080,05
   39,600  Free State Consolidated Gold Mines, Ltd. (A.D.R.)             351,45
  114,600  Kloof Gold Mining Co., Ltd. (A.D.R.)                       1,031,400
   15,799  Rustenberg Platinum Holdings Ltd. (A.D.R.)                   246,859
  152,400  Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)         1,171,575
                                                                   ------------
                                                                   $  3,881,340
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
           UNITED STATES - 35.3%
  369,736  Battle Mountain Gold Co.                                   2,819,237
   24,500  Coeur d'Alene Mines Corp.                                    358,312
  112,400  Echo Bay Mines Ltd.                                          878,125
   45,300  Freeport-McMoRan Copper & Gold Inc. (Class A)              1,313,700
   15,700  Freeport-McMoRan Copper & Gold Inc. (Class B)                476,887
   56,200  Getchell Gold Corp.*                                       2,500,900
  117,795  Hecla Mining Co.*                                             662,59
  116,290  Homestake Mining Co.                                       1,657,133
   40,713  Newmont Mining Corp.                                       1,882,976
   41,300  Pegasus Gold, Inc.*                                          413,000
  166,700  Santa Fe Pacific Gold Corp.                                1,979,563
                                                                   ------------
                                                                   $ 14,942,430
                                                                   ------------
           TOTAL PRECIOUS METALS                                   $ 37,097,817
                                                                   ------------
           TOTAL COMMON STOCKS
           (Cost $35,884,697)                                      $ 37,097,817
                                                                   ------------
PRINCIPAL
AMOUNT
           TEMPORARY CASH INVESTMENTS - 12.4%
           COMMERCIAL PAPER - 12.4%
$1,773,000 American Express Co.,  5.25%,  11/04/96                 $  1,773,000
  941,000  Ford Motor Credit Co., 5.26, 11/05/96                        941,000
1,151,000  General Electric Credit Corp.,  5.35%,  11/06/96           1,151,000
1,389,000  Prudential Funding, Inc.,  5.17%,  11/01/96                1,389,000
                                                                   ------------
           TOTAL TEMPORARY CASH INVESTMENTS
           (Cost $5,254,000)                                       $  5,254,000
                                                                   ------------
           TOTAL INVESTMENT IN SECURITIES - 100%
           (Cost $41,138,697) (a)                                  $ 42,351,817
                                                                   ------------

*    Non-income producing security.

(a)  At October 31, 1996, the net unrealized gain on investments based on cost for
     federal income tax purposes of $41,151,746 was as follows:
        Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                 $  5,192,761
        Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                   (3,992,690)
                                                                   -------------
        Net unrealized gain                                        $  1,200,071
                                                                   -------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1996, aggregated $16,218,451 and $5,193,232, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/96
--------------------------------------------------------------------------------
ASSETS:
   Investment in securities, at value (including temporary cash
       investments of $5,254,000) (cost $41,138,697)               $ 42,351,817
   Cash                                                                     206
   Receivables -
       Fund shares sold                                                 135,811
       Dividends, interest and foreign taxes withheld                    21,879
   Other                                                                  2,062
                                                                   ------------
       Total assets                                                $ 42,511,775
                                                                   ------------

LIABILITIES:
   Payables -
       Fund shares repurchased                                     $      5,205
   Due to affiliates                                                     28,720
   Accrued expenses                                                      39,930
                                                                   ------------
       Total liabilities                                           $     73,855
                                                                   ------------

NET ASSETS:
   Paid-in capital                                                 $ 40,778,875
   Accumulated undistributed net realized gain on
       investments and foreign currency transactions                    445,925
   Net unrealized gain on investments                                 1,213,120
                                                                   ------------
       Total net assets                                            $ 42,437,920
                                                                   ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $36,027,883/4,613,273 shares)                 $       7.81
                                                                   ------------
   Class B (based on $4,719,616/617,041 shares)                    $       7.65
                                                                   ------------
   Class C (based on $1,690,421/220,882 shares)                    $       7.65
                                                                   ------------

MAXIMUM OFFERING PRICE:
   Class A                                                         $       8.29
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 10/31/96
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED 10/31/96
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $36,020)  $  410,626
  Interest                                                 210,285
                                                        ----------
      Total investment income                                         $  620,911
                                                                      ----------

EXPENSES:
  Management fees                                       $  254,175
  Transfer agent fees
      Class A                                               81,965
      Class B                                               12,350
      Class C                                                1,172

  Distribution fees
      Class A                                               80,407
      Class B                                               38,006
      Class C                                                3,437
  Accounting                                                72,130
  Custodian fees                                             22,03

  Registration fees                                         84,872
  Professional fees                                         40,998
  Printing                                                  38,212
  Fees and expenses of nonaffiliated trustees                21,56

  Miscellaneous                                             19,235
                                                        ----------
      Total expenses                                                  $ 770,555
      Less management fees waived by Pioneering
          Management Corporation                                        (59,762)
      Less fees paid indirectly                                          (6,234)
                                                                      ----------
      Net expenses                                                    $ 704,559
                                                                      ----------
          Net investment loss                                         $ (83,648)
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
    Investments                                         $  530,322
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies        673    $  530,995
                                                        ----------    ----------
  Change in net unrealized gain from investments                      $2,157,089
                                                                      ----------
    Net increase in net assets resulting from operations              $2,604,436
                                                                      ----------


   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  FOR THE YEARS ENDED 10/31/96 AND 10/31/95
                                                        YEAR ENDED     YEAR ENDED
FROM OPERATIONS:                                        10/31/96        10/31/95
Net investment loss                                    $   (83,648)      $    (51,230)
Net realized gain on investments
  and foreign currency transactions                        530,995               6,39
Change in net unrealized gain or loss on investments     2,157,089         (4,123,733)
                                                       -----------       ------------
    Net increase (decrease) in net assets resulting
       from operations                                 $ 2,604,436       $ (4,168,566)
                                                       -----------       ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $38,017,099       $ 18,503,183
Cost of shares repurchased                             (24,357,512)       (15,279,791)
                                                       -----------       ------------
    Net increase in net assets resulting from
       fund share transactions                         $13,659,587       $  3,223,392
                                                       -----------       ------------
    Net increase (decrease) in net assets              $16,264,023       $   (945,174)

NET ASSETS:
Beginning of year                                       26,173,897         27,119,071
                                                       -----------       ------------
End of year (including accumulated net investment
  income of $0 and $0, respectively)                   $42,437,920       $ 26,173,897
                                                       -----------       ------------
CLASS A                      '96 SHARES  '96 AMOUNT     '95 SHARES    '95 AMOUNT
Shares sold                   3,215,923    $ 27,245,587    2,085,125     $ 15,212,360
Less shares repurchased      (2,190,712)    (18,357,489)  (1,793,566)     (13,045,144)
                             ----------    ------------   ----------     ------------
    Net increase              1,025,211    $  8,888,098      291,559     $  2,167,216
                             ----------    ------------   ----------     ------------

CLASS B
Shares sold                   1,051,892    $ 8,694,332       443,501     $  3,290,823
Less shares repurchased        (696,779)    (5,689,345)     (302,063)      (2,234,647)
                             ----------    ------------   ----------     ------------
    Net increase                355,113    $ 3,004,987       141,438     $  1,056,176
                             ----------    ------------   ----------     ------------

CLASS C*
Shares sold                     260,179    $ 2,077,180
Less shares repurchased         (39,297)      (310,678)
    Net increase                220,882    $ 1,766,502
                             ----------    ------------

*  Class C shares were first publicly offered on January 31, 1996.


   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/96
--------------------------------------------------------------------------------
                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
CLASS A                         10/31/96   10/31/95+  10/31/94   10/31/93   10/31/92
Net asset value,
 beginning of year                  $  6.80   $  7.94    $  7.44   $  5.03    $  5.35
                                    --------  -------    -------   -------    -------
Increase (decrease)
 from investment operations:
 Net investment loss                $ (0.01)  $ (0.01)   $ (0.03)  $ (0.03)   $ (0.02)
 Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions        1.02     (1.13)      0.53      2.44      (0.28)
                                    --------  -------    -------   -------    -------
   Net increase (decrease)
    from investment operations      $  1.01   $ (1.14)   $  0.50   $  2.41    $ (0.30)
Distributions to shareholders from:
 Net investment income                    -        -           -         -      (0.02)
                                    --------  -------    -------   -------    -------
Net increase (decrease) in
 net asset value                    $  1.01   $ (1.14)   $  0.50   $  2.41    $ (0.32)
                                    --------  -------    -------   -------    -------
Net asset value, end of year        $  7.81   $  6.80    $  7.94   $  7.44    $  5.03
                                    --------  -------    -------   -------    -------
Total return*                         14.85%   (14.36)%     6.72%    47.91%     (5.70)%
Ratio of net expenses to
 average net assets                    1.72%+    1.76%+     1.75%     1.75%      1.75%
Ratio of net investment loss
 to average net assets                (0.13)%+  (0.16)%+   (0.40)%   (0.52)%    (0.35)%
Portfolio turnover rate                  15%        6%         3%        6%         4%
Average commission rate paid (1)    $0.0349        -           -         -          -

Net assets, end of year
 (in thousands)                     $36,028   $24,412    $26,168  $ 14,057    $  3,461
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no reduction
 for fees paid indirectly:
   Net expenses                        1.88%     2.28%      2.14%     3.23%       6.62%
   Net investment loss                 (0.29)%  (0.68)%    (0.79)%   (2.00)%     (5.22)%
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no reduction
 for fees paid indirectly:
   Net expenses                        1.71%     1.75%         -        -           -
   Net investment loss                (0.12)%   (0.15)%        -        -           -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
+  Ratio assuming no reduction for fees paid indirectly.
(1)Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/96
--------------------------------------------------------------------------------
                                    YEAR ENDED      YEAR ENDED      4/4/94 TO
CLASS B                               10/31/96       10/31/95+       10/31/94
Net asset value,
 beginning of period                   $   6.73       $   7.89       $   7.83
                                       --------       --------       --------
Increase (decrease) from
  investment operations:
   Net investment loss                 $  (0.06)      $  (0.05)      $  (0.03)
   Net realized and unrealized
    gain (loss) on investments
    and foreign currency transactions      0.98          (1.11)          0.09
                                       --------       --------       --------
Net increase (decrease) in
 net asset value                       $   0.92       $  (1.16)      $   0.06
                                       --------       --------       --------
Net asset value, end of period         $   7.65       $   6.73       $   7.89
                                       --------       --------       --------
Total return*                             13.67%        (14.70)%         0.77%
Ratio of net expenses to
 average net assets                        2.59%+         2.57%+         2.67%**
Ratio of net investment loss
 to average net assets                    (1.00)%+       (1.01)%+       (1.42)%**
Portfolio turnover rate                      15%             6%             3%
Average commission rate paid (1)       $ 0.0349              -              -
Net assets, end of period
  (in thousands)                       $  4,720       $  1,762       $    951
Ratios assuming no waiver of
 management fees by PMC and no
 reduction for fees paid indirectly:
   Net expenses                            2.73%          3.12%          2.79%**
   Net investment loss                    (1.14)%        (1.56)%        (1.54)%**
Ratios assuming no waiver of
 management fees by PMC and no
 reduction for fees paid indirectly:
   Net expenses                            2.57%          2.53%             -
   Net investment loss                    (0.98)%        (0.97)%            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/96
--------------------------------------------------------------------------------
                                                                  1/31/96 TO
CLASS C (a)                                                        10/31/96
Net asset value, beginning of period                              $    8.70
                                                                  ---------
Decrease from investment operations:
 Net investment loss                                              $   (0.02)
 Net realized and unrealized loss on investments
   and foreign currency transactions                                  (1.03)
                                                                  ---------
Net decrease in net asset value                                   $   (1.05)
                                                                  ---------
Net asset value, end of period                                    $    7.65
                                                                  ---------
Total return*                                                        (12.07)%
Ratio of net expenses to average net assets                            2.59%**+
Ratio of net investment loss to average net assets                    (1.12)%**+
Portfolio turnover rate                                                  15%
Average commission rate paid (1)                                  $  0.0349
Net assets, end of period (in thousands)                          $   1,690
Ratios assuming no waiver of management fees
 by PMC and no reduction for fees paid indirectly:
   Net expenses                                                        2.83%**
   Net investment loss                                                (1.36)%**
Ratios assuming waiver of management fees
 by PMC and reduction for fees paid directly:
   Net expenses                                                        2.56%**
   Net investment loss                                                (1.09)%**





(a)  Class C shares were first publicly offered on January 31, 1996.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


   The accompanying notes are an integral part of these financial statements.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96
--------------------------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Gold Shares (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation by investing in securities of companies engaged in the mining, processing, refining or sale of gold or other precious metals.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A.   SECURITY VALUATION
     Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)
--------------------------------------------------------------------------------

     securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     The Fund's investment policies present unique risks to the portfolio's value. In recent years, the prices of gold and other precious metals have been subject to dramatic fluctuations caused primarily by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation and social and political conditions within a country. Fluctuations in the prices of gold and other metals will affect the market values of the securities of the companies invested by the Fund.


B.   FOREIGN CURRENCY TRANSLATION
     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C.   FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 1996, the Fund has reclassified $82,976 and $672 from paid-in capital and accumulated undistributed net realized gain on investments and foreign currency transactions, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At October 31, 1996, the Fund designated $458,974 as a capital gain dividend for the purpose of the dividend paid deduction.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)
--------------------------------------------------------------------------------


D.   FUND SHARES

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $55,988 in underwriting commissions on the sale of fund shares during the year ended October 31, 1996.


E.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C share can bear different transfer agent and distribution fees.


2. MANAGEMENT AGREEMENT

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up the $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares are reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1996, $14,336 were payable to PMC related to management fees and certain other services.


3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $6,670 in transfer agent fees payable to PSC at October 31, 1996.


4. PLAN OF DISTRIBUTION

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $7,714 in distribution fees payable to PFD at October 31, 1996.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)
--------------------------------------------------------------------------------


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1996, CDSCs in the amount of $15,013 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $6,234 under such arrangements.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER GOLD SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Gold Shares (one of the portfolios constituting Pioneer Growth Trust) as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares (of Pioneer Growth Trust) as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1996

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
TRUSTEES' FEES AND SHARE OWNERSHIP 10/31/96
--------------------------------------------------------------------------------

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1996 was $3,428, plus expenses incurred in attending trustees meetings of $12,466. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($300 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At October 31, 1996, the trustees and officers of the Fund owned beneficially 75,556 of Class A shares of the Fund (1.6% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at October 31, 1996.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Patrick M. Smith, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneering Management Corporation

CUSTODIAN
Brown Brothers Harriman & Co

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FACTFONE[SM]
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

PIONEER GOLD SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

DIRECTED DIVIDENDS
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

PIONEER GOLD SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            THIS PAGE FOR YOUR NOTES

PIONEER GOLD SHARES
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
GLOBAL/INTERNATIONAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

UNITED STATES
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

GROWTH AND INCOME FUNDS
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Income Fund
Pioneer Short-Term Income Trust*

TAX-EXEMPT
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
 Pioneer Cash Reserves Fund

*0ffers Class A and B Shares only

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE[SM] for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

OR WRITE TO US AT:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)





THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


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